SUPPLEMENTARY INFORMATION (Tables)	12 Months Ended
Dec. 31, 2020
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Schedule of sundry income (expense), net

Sundry Income (Expense) - Net
In millions	2020	2019	2018
Non-operating pension and other post-employment benefit costs	$30	$72	$91
Interest income	12	56	40
Net gain on divestiture and sales of other assets and investments [1,2,3]	632	144	8
Foreign exchange (losses) gains, net [4]	(39)	(104)	(84)
Net loss on divestiture and changes in joint venture ownership	—	—	(41)
Miscellaneous income (expenses) - net [5]	32	(24)	77
Sundry income (expense) - net	$667	$144	$91
1.The year ended December 31, 2020 includes a net benefit of $396 million related to the TCS/HSC Disposal, including the settlement of a supply agreement dispute, within Corporate. Refer to Note 3 for further information.
2. The year ended December 31, 2020 includes income of $197 million related to the gain on sale of the Compound Semiconductor Solutions business unit within the Electronics & Industrial segment. Refer to Note 3 for further information.
3. The year ended December 31, 2020 includes income of $30 million related to milestone achievement of a prior year sale of assets within the Electronics & Industrial segment. The year ended December 31, 2019 includes income of $92 million, related to a sale of assets within the Electronics & Industrial segment and as well as a gain of $28 million related to the sale of the Sustainable Solutions business unit within Corporate.
4. Includes a $50 million foreign exchange loss for the year ended December 31, 2018 related to adjustments to EID's foreign currency exchange contracts as a result of U.S. tax reform.
5. Miscellaneous income and expenses - net, for the year ended December 31, 2020 includes $17 million related to income from a tax indemnification. The year ended December 31, 2019 includes a $48 million charge reflecting a reduction in gross proceeds from lower withholding taxes related to a prior year legal settlement and a $74 million charge related to tax indemnifications, primarily associated with an adjustment to a one-time transition tax liability required by the Tax Cuts and Jobs Act of 2017, which were recorded in accordance with the Amended and Restated DWDP Tax Matters Agreement. These charges were offset by various indemnification and lease income amounts. The year ended December 31, 2019 also includes $26 million related to licensing income within the Water & Protection segment. The miscellaneous income for the year ended 2018 primarily relates to legal settlements.